COMMITMENTS, CONTINGENCIES AND GUARANTEES	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS, CONTINGENCIES AND GUARANTEES	COMMITMENTS, CONTINGENCIES AND GUARANTEES
Commitments
TC Energy and its affiliates have long-term natural gas transportation and natural gas purchase arrangements as well as other purchase obligations, all of which are transacted at market prices and in the normal course of business. Purchases under these contracts in 2021 were $239 million (2020 – $224 million; 2019 – $236 million).
The Company has entered into PPAs with solar and wind-power generating facilities ranging from eight to 15 years, that require the purchase of 100 per cent of the generated energy and associated environmental attributes. Future payments cannot be reasonably estimated as they are dependent on the amount of energy generated.
Capital expenditure commitments include obligations related to the construction of growth projects and are based on the projects proceeding as planned. Changes to these projects, including cancellation, would reduce or possibly eliminate these commitments as a result of cost mitigation efforts. At December 31, 2021, TC Energy had the following capital expenditure commitments:
•approximately $1.5 billion for its Canadian natural gas pipelines, primarily related to construction costs associated with NGTL System expansion projects
•approximately $0.1 billion for its U.S. natural gas pipelines, primarily related to construction costs associated with ANR and Columbia Gas pipeline projects
•approximately $0.1 billion for its Mexico natural gas pipelines, primarily related to construction of the Tula and Villa de Reyes pipelines
•approximately $0.1 billion for its Liquids pipelines, primarily related to capital projects in the U.S. Gulf Coast
•approximately $0.1 billion for its Power and Storage business, primarily related to the Company's proportionate share of commitments for Bruce Power's life extension program.
Contingencies
TC Energy is subject to laws and regulations governing environmental quality and pollution control. As at December 31, 2021, the Company had accrued approximately $30 million (2020 – $24 million) related to operating facilities, which represents the present value of the estimated future amount it expects to spend to remediate the sites. However, additional liabilities may be incurred as assessments take place and remediation efforts continue.
TC Energy and its subsidiaries are subject to various legal proceedings, arbitrations and actions arising in the normal course of business. The amounts involved in such proceedings are not reasonably estimable as the final outcome of such legal proceedings cannot be predicted with certainty. It is the opinion of management that the ultimate resolution of such proceedings and actions, excluding the legal proceeding related to Keystone XL described below, will not have a material impact on the Company's consolidated financial position or results of operations.
On November 22, 2021, TC Energy filed a Request for Arbitration to formally initiate a legacy North American Free Trade Agreement (NAFTA) claim to recover economic damages resulting from the revocation of the Presidential Permit for the Keystone XL pipeline project. The Company will be seeking to recover more than US$15 billion in damages as a result of the U.S. Government's breach of its NAFTA obligations. This claim is in a preliminary stage and the timing of outcome is unknown at present.
Guarantees
On November 30, 2021, TC Energy completed the sale of its remaining 15 per cent equity interest in the Northern Courier pipeline and subsequently released all associated guarantees. Refer to Note 28, Acquisitions and dispositions, for additional information. As part of its role as operator of the Northern Courier pipeline prior to the sale, TC Energy had guaranteed the financial performance of the pipeline related to delivery and terminalling of bitumen and diluent and contingent financial obligations under sub-lease agreements.
TC Energy and its partner on the Sur de Texas pipeline, IEnova, have jointly guaranteed the financial performance of the entity which owns the pipeline. Such agreements include a guarantee and a letter of credit which are primarily related to the delivery of natural gas.
TC Energy and its joint venture partner on Bruce Power, BPC Generation Infrastructure Trust, have each severally guaranteed certain contingent financial obligations of Bruce Power related to a lease agreement.
The Company and its partners in certain other jointly-owned entities have either (i) jointly and severally, (ii) jointly or (iii) severally guaranteed the financial performance of these entities. Such agreements include guarantees and letters of credit which are primarily related to construction services and the payment of liabilities. For certain of these entities, any payments made by TC Energy under these guarantees in excess of its ownership interest are to be reimbursed by its partners.
The carrying value of these guarantees has been recorded in Other long-term liabilities on the Consolidated balance sheet. Information regarding the Company’s guarantees were as follows:

at December 31		2021		2020
	Term	Potential Exposure[1]	Carrying Value	Potential Exposure[1]	Carrying Value
(millions of Canadian $)

Sur de Texas	to 2043	93	—	100	—
Bruce Power	to 2023	88	—	88	—
Other jointly-owned entities	to 2043	80	4	78	4
Northern Courier pipeline[2]		—	—	300	26
		261	4	566	30
1TC Energy's share of the potential estimated current or contingent exposure.
2On November 30, 2021, TC Energy completed the sale of its remaining 15 per cent equity interest in the Northern Courier pipeline and subsequently released all associated guarantees. Refer to Note 28, Acquisitions and dispositions, for additional information.